Exhibit 21

                              LIST OF SUBSIDIARIES

Amcell - Tel, Inc.
Amcell Holding Corp.
Amcell of Atlantic City, Inc.
Amcell of Cumberland County, Inc.
Amcell of Hunterdon, Inc.
Amcell of Ocean County, Inc.
Amcell of Pennsylvania Holdings, Inc.
Amcell of Trenton, Inc.
Amcell of Vineland Holdings, Inc.
American Cellular Network Corp.
American Cellular Network Corp. of Delaware
American Cellular Network Corp. of Maryland
American Cellular Network Corp. of Pennsylvania
At Home Entertainment, Inc.
Aurora/Elgin Cellular Telephone Company, Inc.
AWACS Financial Corporation
AWACS Garden State, Inc.
AWACS Investment Holdings, Inc.
AWACS, Inc.
Box Office Enterprises, Inc.
Cable Enterprises, Inc.
Cable Management of Detroit
Cable Shopping Mall, Inc.
Cable TV of Jersey City, Inc.
Cablevision Investment of Detroit, Inc.
California Ad Sales, Inc.
Cell South of New Jersey, Inc.
Citizens Cable South, Inc.
Classic Services,  Inc.
Clinton Cable TV Investors, Inc.
Coastal Cable TV, Inc.
COM Indiana, Inc.
COM Indianapolis, Inc.
COM Inkster, Inc.
COM Maryland, Inc.
COM Philadelphia, Inc.
COM Telephony Services, Inc.
Comcast Argentina, Inc.
Comcast Australia, Inc.
Comcast Brazil, Inc.
Comcast Cable Communications, Inc.
Comcast Cable Guide, Inc.
Comcast Cable Investors, Inc.
Comcast Cable of Indiana, Inc.
Comcast Cable of Maryland, Inc.
Comcast Cable Tri-Holdings, Inc.
Comcast CablePhone, Inc.
Comcast Cablevision Corporation of Alabama

Comcast Cablevision Corporation of California
Comcast Cablevision Corporation of Connecticut
Comcast Cablevision Corporation of Florida
Comcast Cablevision Corporation of the Southeast
Comcast Cablevision Investment Corporation
Comcast Cablevision of Arkansas, Inc.
Comcast Cablevision of Birmingham, Inc.
Comcast Cablevision of Boca Raton, Inc.
Comcast Cablevision of Bryant, Inc.
Comcast Cablevision of Burlington County, Inc.
Comcast Cablevision of Cambridge, Inc.
Comcast Cablevision of Carolina, Inc.
Comcast Cablevision of Central New Jersey, Inc.
Comcast Cablevision of Chesterfield County, Inc.
Comcast Cablevision of Clinton
Comcast Cablevision of Clinton, Inc.
Comcast Cablevision of Clinton, Inc.
Comcast Cablevision of Danbury, Inc.
Comcast Cablevision of Delmarva, Inc.
Comcast Cablevision of Detroit
Comcast Cablevision of Dothan, Inc.
Comcast Cablevision of Flint, Inc.
Comcast Cablevision of Fontana, Inc.
Comcast Cablevision of Fort Wayne Limited Partnership
Comcast Cablevision of Gadsden, Inc.
Comcast Cablevision of Garden State, Inc.
Comcast Cablevision of Gloucester County, Inc.
Comcast Cablevision of Groton, Inc.
Comcast Cablevision of Harford County, Inc.
Comcast Cablevision of Hopewell Valley, Inc.
Comcast Cablevision of Howard County, Inc.
Comcast Cablevision of Huntsville, Inc.
Comcast Cablevision of Indianapolis, Inc.
Comcast Cablevision of Indianapolis, L.P.
Comcast Cablevision of Inkster Limited Partnership
Comcast Cablevision of Inland Valley, Inc.
Comcast Cablevision of Laurel, Inc.
Comcast Cablevision of Lawrence, Inc.
Comcast Cablevision of Little Rock, Inc.
Comcast Cablevision of Lompoc, Inc.
Comcast Cablevision of London, Inc.
Comcast Cablevision of Lower Merion, Inc.
Comcast Cablevision of Macomb County, Inc.
Comcast Cablevision of Macomb, Inc.
Comcast Cablevision of Marianna, Inc.
Comcast Cablevision of Maryland Limited Partnership
Comcast Cablevision of Mercer County, Inc.
Comcast Cablevision of Meridian, Inc.
Comcast Cablevision of Middletown, Inc.
Comcast Cablevision of Mobile, Inc.
Comcast Cablevision of Monmouth County, Inc.
Comcast Cablevision of Mt. Clemens

Comcast Cablevision of Mt. Clemens, Inc.
Comcast Cablevision of New Haven, Inc.
Comcast Cablevision of New Haven, Inc.
Comcast Cablevision of Newport Beach, Inc.
Comcast Cablevision of North Orange, Inc.
Comcast Cablevision of Northwest New Jersey, Inc.
Comcast Cablevision of Oakland County, Inc.
Comcast Cablevision of Ocean County, Inc.
Comcast Cablevision of Paducah, Inc.
Comcast Cablevision of Panama City, Inc.
Comcast Cablevision of Perry, Inc.
Comcast Cablevision of Philadelphia, Inc.
Comcast Cablevision of Philadelphia, L.P.
Comcast Cablevision of Plainfield, Inc.
Comcast Cablevision of Quincy, Inc.
Comcast Cablevision of San Bernardino, Inc.
Comcast Cablevision of Santa Ana, Inc.
Comcast Cablevision of Santa Maria, Inc.
Comcast Cablevision of Seal Beach, Inc.
Comcast Cablevision of Shelby, Inc.
Comcast Cablevision of Simi Valley, Inc.
Comcast Cablevision of Southeast Michigan, Inc.
Comcast Cablevision of Sterling Heights, Inc.
Comcast Cablevision of Tallahassee, Inc.
Comcast Cablevision of the Meadowlands, Inc.
Comcast Cablevision of the Shoals, Inc.
Comcast Cablevision of Tupelo, Inc.
Comcast Cablevision of Tuscaloosa, Inc.
Comcast Cablevision of Utica, Inc.
Comcast Cablevision of Warren
Comcast Cablevision of West Florida, Inc.
Comcast Cablevision of West Palm Beach, Inc.
Comcast Cablevision of Westmoreland, Inc.
Comcast Cablevision of Willow Grove, Inc.
Comcast CAP of Philadelphia Holdings, Inc.
Comcast CAP of Philadelphia, Inc.
Comcast Cellular Communications, Inc.
Comcast Cellular Corporation
Comcast Cellular Holding Company, Inc.
Comcast Cellular Management, Inc.
Comcast Central Europe, Inc.
Comcast Central NJ Holding Company Inc.
Comcast Communications Properties, Inc.
Comcast Consulting Company, Inc.
Comcast Crystalvision, Inc.
Comcast Darlington Limited
Comcast DBS, Inc.
Comcast DC Radio, Inc.
Comcast Delaware Services, Inc.
Comcast Directory Assistance Partnership
Comcast Directory Services, Inc.
Comcast do Brasil S.A.

Comcast do Brasil S/C Ltda.
Comcast Europe Holdings, Inc.
Comcast FCI, Inc.
Comcast Financial Corporation
Comcast France Holdings, Inc.
Comcast Funding, Inc.
Comcast FW, Inc.
Comcast Garden State, Inc.
Comcast Heritage, Inc.
Comcast Holdings, Inc.
Comcast IAP, Inc.
Comcast International Holdings, Inc.
Comcast International Programming, Inc.
Comcast Investment Holdings, Inc.
Comcast ISD, Inc.
Comcast Management Corporation
Comcast Management Corporation
Comcast Merger, Inc.
Comcast Mexico, Inc.
Comcast MH Holdings, Inc.
Comcast MHCP Holdings, L.L.C.
Comcast MHCP, Inc.
Comcast Michigan Holdings, Inc.
Comcast Midwest Management, Inc.
Comcast MLP Partner, Inc.
Comcast Mobile Communications, Inc.
Comcast Multicable Media, Inc.
Comcast Network Communciations of Connecticut, Inc.
Comcast Network Communications of South Florida, Inc.
Comcast Network Communications of Southeast Michigan, Inc.
Comcast Network Communications of Southern California, Inc.
Comcast Network Communications of Southern New Jersey, Inc.
Comcast Network Communications of Tallahassee, Inc.
Comcast Network Communications, Inc.
Comcast PC Communications, Inc.
Comcast PCS Communications, Inc.
Comcast Prism, Inc.
Comcast Programming Holdings, Inc.
Comcast PTK, Inc.
Comcast Publishing Holdings Corporation
Comcast Publishing Holdings Financial Corporation
Comcast QVC, Inc.
Comcast Real Estate Holdings of Alabama, Inc.
Comcast Real Estate Holdings, Inc.
Comcast RSA, Inc.
Comcast RVC, Inc.
Comcast Satellite Communications California, Inc.
Comcast Satellite Communications Mid-Atlantic, Inc.
Comcast Satellite Communications Midwest, Inc.
Comcast Satellite Communications Northeast, Inc.
Comcast Satellite Communications South Central, Inc.
Comcast Satellite Communications Southeast, Inc.

Comcast Satellite Communications, Inc.
Comcast Sound Communications, Inc.
Comcast Sound Communications, Inc.
Comcast Storer Finance Sub, Inc.
Comcast Storer, Inc.
Comcast Technology, Inc.
Comcast Teesside Limited
Comcast Telephony Communications, Inc.
Comcast Telephony Services
Comcast Telephony Services II, Inc.
Comcast Telephony Services, Inc.
Comcast Teleport Partners, Inc.
Comcast Teleport, Inc.
Comcast TM, Inc.
Comcast U.K. Consulting, Inc.
Comcast U.K. Holdings, Inc.
Comcast UK Cable Partners Consulting, Inc.
Comcast UK Cable Partners Limited
Comcast UK Programming Limited
Comcast Venezuela PCS, Inc.
CSNJ Merger Co., Inc.
CVN - Michigan, Inc.
CVN Companies, Inc.
CVN Direct Marketing Corp.
CVN Distribution Co., Inc.
CVN Management, Inc.
DCCS S.A.
Deonica S.A.
Detroit Cable TV, Inc.
Diamonique (Pennsylvania) Corporation
Diamonique Corporation
Dinara S.A.
East Rutherford Realty, Inc.
Eastern TeleLogic Corporation
First Television Corporation
Grosse Pointe Cable, Inc.
Hebcom Enterprises, Inc.
Joliet Cellular Telephone Company, Inc.
Liberty City Funding Corporation
Long Branch Cellular Telephone Company
Maclean-Hunter Cable TV, Inc.
Maclean-Hunter, Inc.
MH Lightnet Inc.
MH Lightnet of Florida, Inc.
Mobile Enterprises, Inc.
Mt. Clemens Cable TV Investors, Inc.
Multicast do Brazil S.A.
Multiview Cable Corporation
New Brunswick Cellular Telephone Company
New England Microwave, Inc.
New Hope Cable TV, Inc.
Philadelphia Cable Investment Corporation

Philadelphia Mobile Communications, Inc.
Q2, Inc.
QDirect Ventures, Inc.
QExhibits, Inc.
QFlight, Inc.
QVC
QVC - QRT, Inc.
QVC Britain
QVC Britain II, Inc.
QVC Britain III, Inc.
QVC Britain, Inc.
QVC Chesapeake, Inc.
QVC Delaware, Inc.
QVC Holdings, Inc.
QVC International, Inc.
QVC Local, Inc.
QVC Mexico II, Inc.
QVC Mexico III, Inc.
QVC Mexico, Inc.
QVC Network of Colorado, Inc.
QVC of Thailand, Inc.
QVC Realty, Inc.
QVC San Antonio, Inc.
QVC, Inc.
SCI 11, Inc.
SCI 34, Inc.
SCI 36, Inc.
SCI 37, Inc.
SCI 38, Inc.
SCI 39, Inc.
SCI 44, Inc.
SCI 48, Inc.
SCI 55, Inc.
Selkirk Communications (Delaware) Corporation
Selkirk Communications (Hallandale), Inc.
Selkirk Communications, Inc.
Selkirk Systems, Inc.
Storer Administration, Inc.
Storer Broadcast Finance Corp.
Storer Cable Advertising Sales, Inc.
Storer Cable TV of Radnor, Inc.
Storer Communications, Inc.
Storer Disbursements, Inc.
Storer Finance Corp.
Suburban Cablevision
Westmoreland Financial Corporation
Wilmington Cellular Telephone Company